CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of Smith Barney Muni Funds: Georgia Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Smith Barney Muni Funds:                    Smith Barney Muni Funds:
Georgia Portfolio                           Georgia Portfolio


/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date:  December 15, 2003                    Date:  December 15, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and RICHARD L. PETEKA, Chief Financial Officer of Smith Barney Muni Funds: Pennsylvania Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
Smith Barney Muni Funds:                    Smith Barney Muni Funds:
Pennsylvania Portfolio                      Pennsylvania Portfolio



/s/ R. Jay Gerken                           /s/ Richard L. Peteka
---------------------------                 ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date:  December 15, 2003                    Date:  December 15, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.